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                                                                    EXHIBIT 10.7

                                 AMENDMENT NO. 1
                              EMPLOYMENT AGREEMENT

THIS AMENDMENT NO. 1 (this "Amendment") to that certain existing EMPLOYMENT AGREEMENT dated March 1994 (the "Agreement"), a copy of which is attached hereto, by and between Summa Industries, a California corporation (the "Company"), and James R. Swartwout, an individual ("Executive"), is made and entered into as of January 1, 1998.

WHEREAS, the Board of Directors has resolved to modify certain of the terms and conditions of Executive's employment;

WHEREAS, Executive has agreed to accept such modifications; and

WHEREAS, the Company has determined that such modifications require amendment of the Agreement.

NOW, THEREFORE, in consideration of the foregoing premises, the parties hereto hereby agree as follows:

1. Section 3(a). Section 3(a) of the Agreement is hereby amended as follows:

        The amount of $125,000 set forth in the first sentence of Section 3(a) is deleted and replaced with the amount of $200,000.

2. Section 6(e)(v). Section 6(e)(v) of the Agreement is hereby amended as follows:

        The words "Orange County" set forth in the first sentence of Section 6(e)(v) are deleted and replaced with the words "Los Angeles County."

3. Exhibit A. Exhibit A to the Agreement is hereby amended as follows:

        The words "forty percent (0-40%)" set forth in the first sentence of Exhibit A are deleted and replaced with the words "sixty percent (0-60%)."

4. Existence. Except as set forth in this Amendment, all of the terms and conditions of the Agreement remain in full force and effect as of the date hereof, and the Company confirms the existence of such Agreement as amended hereby.

5. Governing Law. This Amendment has been made and entered into, is to be performed primarily within, and shall be governed by and construed in all respects in accordance with the laws of the State of California.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

THE COMPANY:                                       EXECUTIVE:

SUMMA INDUSTRIES,                                  /s/ James R. Swartwout
a California corporation                           -----------------------------
                                                   James R. Swartwout
By: /s/ Trygve M. Thoresen
    -----------------------------
    Trygve M. Thoresen
    Vice President and Secretary